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                                                                    Exhibit 99.1

[LOGO]
Vertel.

                                                                            NEWS


For More Information Contact:
Karin Hollink
Vertel Corp.
(818) 227-5730
investor-relations@vertel.com

Craig Scott
Vertel Corporation
(818) 227-1449
craig-scott@vertel.com


                                                           FOR IMMEDIATE RELEASE


                 VERTEL TO TAKE ADVANTAGE OF NEW NASDAQ SMALLCAP
                                 BID PRICE RULE

Woodland Hills, Calif., February 21, 2002 - Vertel Corporation (NASDAQ:VRTL), a leading provider of software solutions that manage and help run broadband, wireless and Internet networks, today announced that it plans to transition to The Nasdaq SmallCap Market(SM) by May 15, 2002.

The Company recently received notice from The Nasdaq Stock Market, Inc. that it had not met, for the last 30 trading days, the minimum $1.00 bid price requirements for The Nasdaq National Market(R). As an alternative to regaining compliance in 90 days to remain on the National Market, Nasdaq, with the approval of the Securities and Exchange Commission on February 6, 2002, now allows companies that meet the listing requirements of The Nasdaq SmallCap Market (other than the minimum bid price) an initial grace period of 180 days to regain compliance with the minimum bid price. For this purpose, the Company's 180 grace period will have commenced February 14, 2002 and the Company can avail itself of the extended grace period by transitioning to The Nasdaq SmallCap Market by May 15, 2002.

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               Vertel to Take Advantage of New NASDAQ SmallCap Bid Price Rule-2-

Additionally, if the Company demonstrates at the end of such 180 grace period that it is in compliance with The Nasdaq SmallCap Market core listing standards (that is, either $750,000 net income, stockholders' equity of $5 million or market capitalization of $50 million) then the Company will be allowed an additional 180 day grace period to meet the $1.00 minimum bid price requirement.

Accordingly, Vertel may have until February 10, 2003 to meet the $1.00 minimum bid price requirement of The Nasdaq SmallCap Market for continued listing.

If a company that has transitioned to The Nasdaq SmallCap Market so desires, it can generally transition back to The Nasdaq National Market by meeting the $1.00 minimum bid price requirement for 30 consecutive trading days during the grace periods and complying with the other applicable National Market standards.

"To date in 2002, we have received net financing proceeds of $3.4 million, announced our entry into the Network Data Mediation Market, reorganized our sales management, added three industry veterans to our sales organization, and hired senior marketing and Professional Services management personnel, all designed to increase the Company's revenues," said Marc Maassen, Vertel president and CEO.

About Vertel

Vertel is a leading provider of mediation and middleware software solutions for the telecommunications industry. Vertel provides high performance, mediation platforms and solutions for diverse network systems and applications.

Vertel's embedded middleware products provide software-to-software communication for connecting telecom management systems together and connecting the communication software of network systems and processors with network-based applications. Vertel also offers (e)xchange that provides service assurance functionality to telecommunications service providers and corporate enterprise networks. Vertel's


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               Vertel to Take Advantage of New NASDAQ SmallCap Bid Price Rule-3-

product offerings are multi-technology and multi-vendor compatible. Vertel also develops telecom software solutions that fit individual customer requirements through its Professional Services Unit.

Vertel products are sold worldwide to network equipment manufacturers, service providers, software vendors and systems integrators. The company is based in Woodland Hills, California and has sales offices and distributors throughout the world.

For more information on Vertel or its products, contact Vertel at 21300 Victory Boulevard, Suite 700, Woodland Hills, Calif. 91367; telephone: (818) 227-1400; fax: (818) 598-0047 or visit www.vertel.com.

Safe Harbor Statement: Except for the historical information presented, the matters discussed in this news release are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses operating in a global market, as well as matters specific to the Company and the markets it serves. Particular risks and uncertainties facing the company at the present include the Company's ability, including financial ability, to continue to invest in research and development necessary for the development of new and existing products that are required to increase revenues; ability to access capital; the financial uncertainties associated with continuing losses; the timely and successful development of existing and new markets; the fact that some of our products are relatively new and, although we see developing market interest, it is difficult to predict sales for new products such as e*ORB, Mediation Platform, Object Management Frameworks and WebResolve and the market may or may not ultimately adopt these technologies; the length of the Company's sales cycle for most of its products, including e*ORB, Mediation Platform and Object Management Frameworks, making initial license sales and future royalties difficult to forecast; the severe impact that the slowdown in the U.S. economy has had on the telecommunications industry, forcing a number of service providers to cease operations and resulting in the cancellation or postponement of several transactions the company had in progress; additional difficulty in predicting royalty revenue because that revenue is dependent on successful development and deployment by our customers of our products; fluctuation from quarter to quarter in revenue from our professional service unit as a result of a limited number of large consulting contracts; loss of key customer, partner or alliance relationships and the possibility that the Company may not be able to replace the loss of a significant customer; the dependence on a limited number of customers for a significant portion of the Company's quarterly license revenues; size and timing of license fees closed

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              Vertel to Take Advantage of New NASDAQ SmallCap Bid Price Rule-4-

during the quarter which may result in large swings in quarterly operating results and the likely continued significant percentage of quarterly revenues recorded in the last month of the quarter, frequently in the last weeks or even days of a quarter, which further adds to the difficulty of forecasting and leads to a substantial risk of variance from actual results; and the Company's ability to control expenditures at a level consistent with revenues.

Additionally, more general risk factors include the possible development and introduction of competitive products and new and alternative technologies by the Company's competitors; the increasing sales and marketing costs of attracting new and retaining existing customers; pricing, currency and exchange risks; governmental and regulatory developments affecting the Company and its customers; the ability to identify, conclude, and integrate acquisitions on a timely basis; the ability to attract and/or retain essential technical or other personnel; political and economic uncertainties associated with conducting business on a worldwide basis. Readers are cautioned not to place undue reliance on any forward-looking statement and to recognize that the statements are not predictions of actual future results. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties referred to above, as well as others not now anticipated. Further risks inherent in the Company's business are listed under "Risk Factors" in Part I, Item I of Vertel's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 and Item 3 of Vertel's Registration Statement on Form S-3 SEC File No. 333-70896.

The foregoing statements and risk factors are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, may emerge from time to time. It is not possible for management to predict all risk factors or to assess the impact of such risk factors on the Company's business. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.